UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 12, 2007
                              (SEPTEMBER 12, 2007)

                            SYSVIEW TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                                            59-3134518
(State or other jurisdiction of                              (I.R.S.Employer
 incorporation or organization)                           Identification Number)

                              1772 TECHNOLOGY DRIVE
                           SAN JOSE, CALIFORNIA 95110
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, ZIP CODE)

                              408-436-9888 EXT. 207
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12).
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b)).
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 7.01 REGULATION FD DISCLOSURE.

On September 12, 2007, Sysview Technology, Inc. (the "Company" or "we") is making a press release announcing our engagement of Oppenheimer & Co. Inc. to explore and evaluate a range of strategic opportunities to enhance shareholder value (the "Press Release"). A copy of the Press Release is furnished as Exhibit
99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 and will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933 unless specifically identified therein as being incorporated therein by reference.

Statements in this Report and the Release about our future expectations, plans and prospects, including statements containing the words "expects," "intends," "plans," "develop," "believe," "may," "goal," "will," and similar expressions, are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. We may not meet the expectations disclosed in our forward-looking statements and investors should not place undue reliance on those statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various factors, including: that there can be no assurance that any strategic opportunities will be available to the Company and that any strategic opportunities may only be available on terms not acceptable to the Company, that the Company's revenue may be less than forecast and that our gross and operating margins may be less than projected and that we may not be successful in marketing our HD display solutions or that those solutions may not provide some or all of the benefits that we expect and other factors in our most recent Annual Report on Form 10-KSB and Quarterly Reports on Form 10-QSB filed with the SEC. Investors are advised to read our Annual Report, quarterly reports and current reports on Form 8-K filed after our most recent annual or quarterly report. The forward-looking statements in this Report and in the Press Release represent our current views as of their dates and we disclaim any obligation to update these forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. Document

99.1 Press Release dated September 12, 2007

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Sysview Imaging, Inc has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 SYSVIEW TECHNOLOGY, INC.

                                 Date: September 12, 2007

                                 /S/ WILLIAM HAWKINS
                                 -------------------
                                 William Hawkins, Acting Chief Financial Officer Chief Operating Officer and Secretary

                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
-----------       -----------
99.1              Press Release dated September 12, 2007